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                                                                   EXHIBIT 99(B)

Cusip No. 74439H 10 8                  13G                   Page 22 of 24 pages

                                    EXHIBIT B

POWER OF ATTORNEY

   The undersigned hereby make, constitute and appoint each of DAVID WARD, CHRISTOPHER GRANT, JR. AND ROBERT D. IVY, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), statement(s) on Schedule 13G and/or 13D with respect to the securities of PSYCHIATRIC SOLUTIONS, INC., a DELAWARE corporation, and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or any of them) deem necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

        This Power of Attorney shall remain in effect for a period of five years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 5, 2003


Salix Ventures II, L.P.
By: Salix Partners II, its general partner


By: /s/ David Ward
    -----------------------------------
    Name: David Ward
    Title: General Partner


Salix Affiliates II, L.P.
By: Salix Partners II, its general partner


By: /s/ David Ward
    -----------------------------------
    Name: David Ward
    Title: General Partner


Salix Partners II


By: /s/ David Ward
    -----------------------------------
    Name:  David Ward
    Title:  General Partner

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Cusip No. 74439H 10 8                  13G                   Page 23 of 24 pages

Salix Donovan, LLC


By: /s/ David Ward
    -----------------------------------
    Name:  David Ward
    Title:  Manager


Salix Ivy, LLC


By: /s/ David Ward
    -----------------------------------
    Name:  David Ward
    Title:  Manager


Salix Pou, LLC


By: /s/ David Ward
    -----------------------------------
    Name:  David Ward
    Title:  Manager


Salix Management Corp.


By: /s/ Christopher Grant, Jr.
    -----------------------------------
    Name:  Christopher Grant, Jr.
    Title:  President


  /s/ David Ward
---------------------------------------
David Ward


  /s/ Christopher Grant, Jr.
---------------------------------------
Christopher Grant, Jr.


  /s/ Martin R. Felsenthal
---------------------------------------
Martin R. Felsenthal

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Cusip No. 74439H 10 8                  13G                   Page 24 of 24 pages

CGJR II, L.P.
By: CGJR Capital Management, Inc., its general partner


By: /s/ Christopher Grant, Jr.
    -----------------------------------
    Name: Christopher Grant, Jr.
    Title: President


CGJR/MF III, L.P.
By: CGJR Capital Management, Inc., its general partner


By: /s/ Christopher Grant, Jr.
    -----------------------------------
    Name:  Christopher Grant, Jr.
    Title:  President

CGJR Health Care Services Private Equities, L.P.
By: CGJR Capital Management, Inc., its general partner


By: /s/ Christopher Grant, Jr.
    -----------------------------------
    Name:  Christopher Grant, Jr.
    Title:  President


CGJR Capital Management, Inc.


By: /s/ Christopher Grant, Jr.
    -----------------------------------
    Name:  Christopher Grant, Jr.
    Title:  President